EXHIBIT 10.23.5.
                                                                ----------------

                                  DEED OF TRUST
                                  -------------

(Security Agreement, Assignment of Leases, Assignment of Rents, and Financing Statement)

       This combined Deed of Trust, Security Agreement, Assignment of Leases, Assignment of Rents, and Financing Statement (hereafter "Instrument") is made on the date acknowledged below by Wedgwood Partners, Ltd., Limited Partnership, a Nevada limited partnership. By signing this instrument, Borrower agrees to the terms and conditions and makes the covenants stated in this instrument.

DATE:                               July 12, 2001
-----


BORROWER/GRANTOR:          Wedgwood Partners, Ltd., Limited Partnership, a
-----------------          Nevada limited partnership


BORROWER'S/GRANTOR'S
ADDRESS FOR NOTICE:        650 Centura Tower One
-------------------        14185 Dallas Parkway
                           Dallas, Texas 75240


LENDER:                    Vestin Mortgage, Inc., a Nevada corporation
-------

LENDER'S ADDRESS:          2901 El Camino Avenue, Suite 206
-----------------          Las Vegas, Nevada 89102


TRUSTEE:                   Charles S. Brown
--------

TRUSTEE'S ADDRESS:         8235 Douglas Avenue, Suite 1220
------------------         Dallas, Texas 75225

NOTE:         $12,000,000.00   promissory  note  (the  "Note")  dated  herewith,
-----         executed by Borrower and payable to Lender as stated in the Note.


LAND:         The land is located in Harlingen,  Cameron County,  Texas,  and is
-----         more  particularly  described in EXHIBIT "A",  attached hereto and incorporated herein for all purposes.

                              ARTICLE I - SECURITY

1.01 CONVEYANCE IN TRUST. For value received, the receipt and sufficiency of which Borrower acknowledges, and to secure the payment of the Indebtedness described in Section 2.01 and performance of the covenants and agreements of Borrower stated in this Instrument, the Note, and in the Loan Documents (as defined below), Borrower conveys the Property described in Section 1.02 including, without limitation, the Land to the Trustee in trust with power of sale, TO HAVE AND TO HOLD the Property, together with the rights, privileges, and appurtenances thereto belonging unto the Trustee and the Trustee's substitutes or successors forever. Borrower binds itself and its successors and assigns to WARRANT AND FOREVER DEFEND the Property unto the Trustee, and the Trustee's substitutes or successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof.


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1.02   PROPERTY.  The Property covered by this Instrument  includes the Land and the following items described in this Section 1.02, whether now owned or hereafter acquired, all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the Property covered by this Instrument, and all rights, hereditaments and appurtenances pertaining thereto, all of which are referred to as the "Property": (a) any and all building, improvements, and tenements now or hereafter attached to or placed, erected, constructed, or developed on the Land (the "Improvements"); (b) all equipment,
fixtures,  furnishing,   inventory,  and  articles  of  personal  property  (the
"Personal Property") now or hereafter attached to or used in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed, or which Personal Property is or may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Land or Improvements; (c) all water and water rights, timber, crops, and mineral interests pertaining to the Land; (d) all building materials and equipment now or hereafter delivered to and intended to be installed in or on the Land or the Improvements; (e) all plans and specifications for the Improvements; (f) all Borrower's rights (but not Borrower's obligations) under any contracts relating to the Land, the Improvements or the Personal Property;
(g) all deposits (including tenant security deposits), bank accounts, funds, Instruments, notes, or chattel paper arising from or by virtue of any transactions related to the Land, the Improvements or the Personal Property; (h) all Borrower's rights (but not Borrower's obligations) under any documents, contracts rights, accounts, commitments, construction contracts, architectural contracts, engineering contracts, and general intangibles (including without limitation trademarks, trade name, and symbols) arising from or by virtue of any transactions related to the Land, the Improvements, or the Personal Property including, but not limited to, all of Borrower's rights arising under letters of intent to purchase and contracts to sell or purchase all or any portion of the Property, whether heretofore or hereafter executed ("Contract of Sale"); (i) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Land, the Improvements, or the Personal Property; (j) all proceeds arising from or by virtue of the sale, lease or other disposition of the Land, the Improvements, or the Personal Property; (k) all proceeds (including premium refunds) of each policy of insurance relating to the Land, the Improvements, or the Personal Property; (l) all proceeds from the taking of any of the Land, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, including change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any law; (m) all right,



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title,  and interest of Borrower in and to all  streets,  road,  public  places, easements, and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Land; (n) all of the Leases (as hereafter defined), rents, royalties, bonuses, issues, profits, revenues, or other benefits of the Land, the Improvements, or the Personal Property, including without limitation cash or securities deposited pursuant to leases to secure performance by the tenants of their obligations thereunder (subject to the Assignment of Rents made in Article V below); (o) all consumer goods located in, on, or about the Land or the Improvements or used in connection with the use or operation thereof; however, neither the term "consumer goods" nor the term "Personal Property" includes clothing, furniture, appliances, linens, china, crockery, kitchenware, or personal effects used primarily for personal, family, or household purposes; (p) other interests of every kind and character that Borrower now has or at any time hereafter acquires in and to the Land, Improvements, and Personal Property and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Borrower with respect to such property; and (q) all products and proceeds of the Personal Property described in this Section 1.02.

1.03 SUBROGATION. Any of the proceeds of the Note utilized to take up any outstanding liens or other contract rights against all or any part of the Property have been advanced by Lender at Borrower's request and upon Borrower's representation that such amounts are due and are secured by valid liens against the Property. Lender shall be subrogated to any and all rights, powers, superior titles, liens, and equities owned or claimed by any owner or holder of any outstanding liens, contract rights and debts, however remote, regardless of whether said liens, contract rights or debts are acquired by Lender by assignment or are released by the holder thereof upon payment.

                     ARTICLE II - INDEBTEDNESS AND PAYMENTS

2.01 INDEBTEDNESS. The indebtedness secured by this Instrument (the "Indebtedness") shall mean and include the following: (a) any and all sums becoming due and payable pursuant to the Note; (b) any and all other sums becoming due and payable by Borrower (or any one or more of them, if more than one) to Lender as a result of advances made by Lender pursuant to the terms and conditions of this Instrument, or any other Loan Document securing or executed in connection with or otherwise relating to the Note, including without limitation the repayment of any future advances made by Lender to Borrower as provided in paragraph (c) below and the repayment of any sums advanced for the protection of Lender's security pursuant to Section 6.20; and (c) any and all renewals, extensions, replacements, substitutions, rearrangements, or modifications of the Indebtedness, or any part of the Indebtedness.

2.02 OTHER LOAN DOCUMENTS. In addition to this Instrument, and the Note, Borrower and Lender may execute various other documents and agreements relating to the Indebtedness secured by this Instrument, all of which documents and agreements, are referred to herein as the "Loan Documents". This Instrument shall also secure the performance of all obligations and covenants of Borrower under this Instrument and the other Loan Documents.


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

2.03 PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal and interest on the Indebtedness evidenced by the Note, prepayment and late charges as provided in the Note, and all other sums secured by this Instrument.

2.04 APPLICATION OF PAYMENT. Unless applicable law provides otherwise, all payments received by Lender from Borrower under the Note or this Instrument shall be applied by Lender as it determines in its sole and absolute discretion.

                        ARTICLE III - SECURITY AGREEMENT

3.01 UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is also intended to be a security agreement between Borrower, as debtor, and Lender, as secured party, pursuant to the Texas Business and Commerce Code 1.01 et seq. ("Texas UCC") for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Texas UCC, and Borrower hereby grants Lender a security interest in all such items. Borrower agrees that Lender may file this Instrument or a reproduction thereof in the real estate records or other appropriate index as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statement, as well as extensions, renewals, and amendments thereof, and reproduction of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statement and any extensions, renewals, amendments, and releases thereof and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, which consent may be withheld for any reason whatsoever or no reason, as Lender may determine in its sole and absolute discretion, Borrower shall not create or suffer to be created pursuant to the Texas UCC any other security interest in said items, including replacements and additions thereto. Upon the occurrence of an Event of Default (as that term is defined in Article VII below), including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Texas UCC and, at Lender's option, may also invoke the remedies provided in Article VIII of this Instrument as to such items. In exercising any remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Texas UCC or of the remedies provided in Article VIII of this Instrument.

3.02 NOTICE OF CHANGES. Borrower shall give advance notice in writing to Lender of any proposed change in Borrower's name, identity, or structure and shall execute and deliver to Lender, prior to or concurrently with the occurrence of any such change, all additional financing statements that Lender may require to establish and maintain the validity and priority of Lender's security interest with respect to any of the Property.


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3.03   FIXTURES.  Some of the items of the Property are goods that are or are to become fixtures related to the Land. Borrower and Lender intend that, as to those goods, this Instrument shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Property is situated. Information concerning the security interest created by this Instrument may be obtained from Lender, as secured party, at the address of Lender stated above. The mailing address of the Borrower, as debtor, is as stated above.

                        ARTICLE IV - ASSIGNMENT OF LEASES

4.01 ASSIGNMENT OF LEASES. Borrower assigns to Lender and grants to Lender a security interest in all of Borrower's rights, but not Borrower's obligations, under existing and future leases, including subleases, and any and all extensions, renewals, modifications, and replacements of such leases, upon any part of the Property (the "Leases"). Borrower also assigns to Lender all guaranties of tenant's performance under the Leases. Prior to the occurrence of an Event of Default (as defined below), Borrower shall have the right, without joinder of Lender, to enforce the Leases, unless Lender directs otherwise.

4.02 WARRANTIES CONCERNING LEASES AND RENTS. Borrower represents and warrants that: (a) Borrower has good title to the Leases hereby assigned and authority to assign them, and no other person or entity has any right, title or interest therein; (b) all existing Leases are valid, unmodified and in full force and effect, except as indicated herein, and no default exists thereunder; (c) unless otherwise provided herein, no Rents (as hereafter defined) or other sums owing under the Leases have been or will be assigned, mortgaged or pledged; (d) no Rents have been or will be anticipated, waived, released, discounted, set off or compromised; and (e) except as indicated in the Leases, Borrower has not received any funds or deposits from any tenant that has not already been applied to the payment of accrued Rents.

4.03 BORROWER'S COVENANTS OF PERFORMANCE. Borrower covenants to: (a) perform all of its obligations under the Leases and give prompt written notice to Lender of any failure to do so; (b) give immediate written notice to Lender of any notice Borrower receives from any tenant or subtenant under any Leases specifying any claimed default by any party under such Leases, excluding, however, notice of defaults under residential Leases; (c) enforce the tenant's obligations under the Leases; (d) defend, at Borrower's expense, any proceeding pertaining to the Leases, including, if Lender so requests, any such proceeding to which Lender is a party; and (e) neither create nor permit any encumbrance upon Borrower's interest as landlord of the leases, except this Instrument and any other encumbrances permitted by this Instrument.



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4.04   PRIOR APPROVAL FOR ACTIONS AFFECTING LEASES.  Borrower shall not, without the prior written consent of Lender, which consent may be withheld for any reason whatsoever or no reason, as Lender may determine in its sole and absolute discretion: (a) receive or collect rents under any of the Leases more than one month in advance; (b) encumber or assign future Rents; (c) waive or release any obligation of any tenant under the Leases; (d) cancel, terminate or modify any of the Leases, cause, permit or accept any cancellation, termination or surrender of any of the Leases, or commence any proceedings for dispossession of any tenant under any of the Leases, except upon default by the tenant thereunder; (e) renew or extend any of the Leases, except pursuant to terms in existing Leases; (f) permit any assignment of the Leases; or (g) enter into any Leases after the date hereof. Notwithstanding anything contained in this Section
4.04 to the contrary, Borrower may enter into leases covering the Property with terms of one year or less.

4.05 ATTORNMENT OF TENANTS. All leases of the Property shall specifically provide that: (a) such Leases are subordinate to this Instrument; (b) that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; (c) that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; (d) that the attornment of the tenant shall not be terminated by foreclosure; and
(e) that Lender may, at Lender's option, accept or reject such attornments.

4.06 SETTLEMENT FOR TERMINATION. Borrower agrees that no settlement for damages, for termination of any of the Leases under the Federal Bankruptcy Code, or under any other federal, state, or local statute, shall be made without the prior written consent of Lender, which consent may be withheld for any reason whatsoever or no reason, as Lender may determine in its sole and absolute discretion, and any check in payment of such damages shall be made payable to both Borrower and Lender. Borrower hereby assigns any such payment to Lender, to be applied to the Indebtedness as Lender may elect, and Borrower agrees to endorse any check for such payment to the order of Lender.

4.07 LENDER IN POSSESSION. Lender's acceptance of this assignment shall not, prior to entry upon and taking possession of the Property by Lender, be deemed to constitute Lender a "mortgagee in possession," shall not obligate Lender to appear in or defend any proceeding relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Borrower by any tenant and not delivered to Lender. Lender shall not be liable for any injury to damage to person or property in or about the Property.

4.08 APPOINTMENT OF ATTORNEY. Borrower hereby appoints Lender its attorney-in-fact, coupled with an interest, empowering Lender to subordinate any Leases to this Instrument, which shall only be effective during a period of any uncured event of default.

4.09 INDEMNIFICATION; HOLD HARMLESS. Borrower hereby indemnifies and holds Lender harmless from all liability, damage, or expense incurred by Lender from any claims under the Leases, including without limitation any claims by Borrower with respect to Rents paid directly to Lender after an event of Default and claims by tenants for security deposits or for rental payments made more than one (1) month in advance and not delivered to Lender. All amounts indemnified against hereunder, including reasonable attorneys' fees, if paid by Lender, shall bear interest at the maximum lawful rate, shall be payable by Borrower immediately without demand, and shall be secured by this Instrument.


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4.10   RECORDS.  Upon the request by Lender,  Borrower  shall  deliver to Lender true and correct legible copies of all Leases and copies of all records relating thereto.

4.11 MERGER. There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Lender, which consent may be withheld for any reason whatsoever or no reason, as Lender may determine in its sole and absolute discretion.

4.12 RIGHT TO RELY. Borrower authorizes and directs the tenants under the Leases to pay rents to Lender upon written demand by Lender, provided that Borrower is in default after the expiration of any applicable cure period, without further consent of Borrower and regardless of whether Lender has taken possession of any other portion of the Property, and tenants may rely upon any written statement delivered by Lender to the tenants. Any such payment to Lender shall constitute payment to Borrower under the Leases, and Borrower appoints Lender as Borrower's lawful attorney-in-fact for giving, and is hereby empowered to give, acquittance to any tenants for such payments to Lender after an event of Default.

                         ARTICLE V - ASSIGNMENT OF RENTS

5.01 ABSOLUTE ASSIGNMENT OF RENTS. As part of the consideration for the Indebtedness evidenced by the Note, and for other valuable consideration, the receipt and sufficiency of which Borrower acknowledges, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all rents, insurance, income, receipts, and profits from the Property, and all security deposits and other security therefore (the "Rents"), including those now due, or to become due by virtue of any Lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the Rents are payable. Borrower authorizes Lender or Lender's agents to collect the rents and directs each tenant on the Property to pay such Rents to Lender or Lender's agents; provided, however, that prior to the occurrence of an Event of Default (as defined below), Borrower shall collect and receive all Rents as trustee for the benefit of Lender and Borrower, to apply the Rents so collected to the sums secured by this Instrument in the order provided in this Instrument with the balance, so long as no such Event of Default has occurred, to the account of Borrower. Borrower and Lender intend that this Assignment of Rents constitutes an absolute and present assignment and not an assignment for additional security only. Borrower and Lender intend that Lender shall have absolute right, power, and authority to collect the Rents.

5.02 EVENT OF DEFAULT. Subject to any notice and cure rights expressly granted to Borrower in this Deed of Trust or any other Loan Documents, if any, upon the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all the rents specified in this Article V as the same become due and payable, including without limitation Rents then due and unpaid, and all such Rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such Rents. Borrower agrees that commencing upon delivery of such written notice of an Event of Default by Lender to Borrower, each tenant of the Property shall make such Rents payable to and pay such Rents to Lender or Lender's agents on Lender's written demand to each tenant therefore, delivered to each tenant personally, by mail or delivering such demand to each rental unit, without any liability on the part of any tenant to inquire further as to the existence of an Event of Default.


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5.03   BORROWER'S  COVENANTS.  Borrower covenants that Borrower has not executed any prior assignment of the rents or any portion thereof, that Borrower has not performed, and will not perform, any acts and has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this Article V and that at the time of execution of this Instrument there has been anticipation or prepayment of any Rents more than thirty (30) days prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any Rents more than thirty (30) days prior to the due dates of such Rents without prior written consent of Lender, which consent may be withheld for any reason whatsoever or no reason, as Lender may determine in its sole and absolute discretion. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents as Lender may from time to time request.

5.04 APPOINTMENT OF RECEIVER; POSSESSION OF THE PROPERTY. After any applicable notice and opportunity to cure expressly granted Borrower pursuant to any Loan Documents, if any, upon the occurrence of an Event of Default, Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of lender's security, enter upon and take full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof, including without limitation the execution, cancellation or modification of Leases, collection of Rents, the making of repairs to the Property, and the execution or termination of contracts providing for the management or maintenance of Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon the occurrence of an Event of Default, Borrower consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for managing the Property.

5.05 APPLICATION OF RENTS. All Rents collected subsequent to the occurrence of an Event of Default shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, without limitation, reasonable attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes assessments, and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as landlord of the Property, and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Rents actually received. Lender shall not be liable to Borrower for anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this Article V.


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5.06   INSUFFICIENT RENTS. If the Rents are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the Rents, any funds expended by Lender for such purposes shall become an indebtedness of Borrower to Lender secured by this Instrument. Unless Lender and Borrower agree in writing to other terms of payment, such amount shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note, unless payment of such interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest non-usurious rate which may collected from Borrower under applicable law.

5.07 NO WAIVER; TERM. Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of Rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of the Rents shall terminate at such time as this Instrument ceases to secure the Indebtedness held by Lender.

              ARTICLE VI - BORROWER'S REPRESENTATIONS, WARRANTIES,
                            COVENANTS, AND AGREEMENTS

       Borrower covenants, warrants, and represents to and agrees with Lender as of the date of execution and continuing until this Instrument is released as follows:

6.01 PAYMENT AND PERFORMANCE. Borrower shall promptly make all payments on the Indebtedness when due and shall punctually and properly perform all of Borrower's covenants, obligations and liabilities under this Instrument and the other Loan Documents.

6.02 TITLE TO PROPERTY AND LIEN OF THIS INSTRUMENT. Borrower has good and indefeasible title to the Land and to the Improvements, and good and marketable title to the Personal Property, free and clear of any liens, charges, encumbrances, security interest, and adverse claims whatsoever, except as otherwise provided herein. If the interest of Lender in the Property or any part thereof shall be endangered or shall be attached, directly or indirectly, Borrower authorizes Lender, at Borrower's expense, to take all necessary and proper steps for the defense of such interest, including the employment of attorneys, the prosecution or defense of litigation, and the compromise or discharge of claims made against such interest.

6.03 EXISTENCE OF BORROWER. Borrower shall preserve and keep in full force and effect its existence, rights, franchises, and trade names. Borrower shall promptly pay any and all taxes to preserve its existence in Nevada, Texas, and New Mexico, and shall comply with all of the foregoing state requirements to maintain its authority to transact business in Nevada, Texas, and New Mexico.

6.04 TITLE INSURANCE. Borrower shall, at its sole cost and expense, obtain and maintain mortgagee title insurance (in the form of a policy as Lender may require) in a form acceptable to Lender in an amount equal to the amount of the Note.

6.05   HAZARD INSURANCE.
       (a) Borrower shall, at its sole cost and expense, obtain and maintain insurance upon and relating to all insurable Property by all-risk insurance policies and, if requested by Lender, shall include perils of collapse, flood, as well as other insurance coverages, in amounts equal to one hundred percent (100%) of the replacement cost of the Improvements during the construction thereof and at least one hundred percent (100%) of the replacement cost of the Improvements not under construction, or in such additional amounts as Lender may reasonably require, with loss made payable to Lender and with a standard form mortgage clause. Borrower shall deliver the policies of insurance to Lender promptly as issued; and, if Borrower fails to do so, and such failure continues beyond any applicable cure period, Lender, at its option, may procure such insurance at Borrower's expense. Lender shall have the right to hold the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. All renewal and substitute policies of insurance shall be delivered at the office of Lender, premiums paid, at least ten (10) days before termination of policies previously delivered to Lender.

       (b) In the event of loss, Borrower shall give immediate written notice to the Insurance carrier and to Lender. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such, insurance policies, to collect and receive insurance proceeds, and to deduct there from Lender's expenses incurred in the collection of such proceeds; provided, however, that nothing contained in this Section 6.05 shall require Lender to incur any expense or take any action under this Instrument. Borrower further authorizes Lender, at Lender's option, (i) to hold the balance of such proceeds to be used to reimburse Borrower for the cost of reconstruction or repair of the Property, or (ii) to apply the balance of such proceeds to the payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth herein.
       (c) If the insurance proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, the Property shall be restored to the equivalent of its original condition or such other condition as Lender may approve in writing. Lender may, at Lender's option, condition disbursement of any proceeds on Lender's approval of such plans and specifications of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialman and such other evidence of costs, percentage completion of construction, application of payments and satisfaction of liens as Lender may require. If the insurance proceeds are applied to the payment of sums secured by this instrument, any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in Sections
2.03 and 6.07 or change the amounts of such installments. If the Property is sold pursuant to Section 8.03 or if Lender acquires title to the Property, Lender shall have all rights, title, and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

       (d) In case of loss, Lender, as it determines in its sole and absolute discretion, shall be entitled to receive and retain the proceeds of the insurance policies, applying the same to payment of the Indebtedness in such order and manner as Lender, in its sole and absolute discretion, may elect. If any loss shall occur at any time when an Event of Default exists, Lender shall be entitled to the benefit of all insurance held by or for any Borrower, to the same extent as if it had been made payable to Lender, and upon foreclosure under this Instrument. Lender shall become the owner of all insurance policies.

6.06 TAXES AND ASSESSMENTS. Borrower shall pay all taxes, levies, charges and assessments against or affecting the Property including, but not limited, to assessments on appurtenant water stock, imposed by any public or quasi-public authority or utility company which are (or if not paid, may become) a lien on all or part of the Property or any interest in it, or which may cause any decrease in the value of the Property or any part of it, as the same become due and payable, and, upon request by Lender, Borrower shall deliver to Lender such evidence of the payment thereof as Lender may require. If Borrower fails to do so, Lender may pay them, together with all costs and penalties thereon, at Borrower's expense; provided however, that Borrower may in good faith, in lieu of paying such taxes and assessments as they become due and payable, by appropriate proceedings, contest their validity. Pending such contest, Borrower shall not be deemed in default under this Instrument because of such nonpayment if: (a) prior to delinquency of the asserted tax or assessment, Borrower furnishes Lender an indemnity bond secured by a deposit in cash or other security acceptable to Lender, or with a surety acceptable to Lender, in the amount of the tax or assessment being contested by Borrower plus a reasonable additional sum to pay all costs, interest, and penalties that may be imposed or incurred in connection therewith, conditioned that such tax or assessment, with interest, cost and penalties, be paid as herein stipulated; and (b) Borrower promptly pays an amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, before the judgment becomes final. In any event, the tax, assessment, penalties, interest, and costs shall be paid prior to the date on which any writ or order is issued under which the Property or any part of the Property may be sold in satisfaction thereof.

6.07   CONDEMNATION.
       (a) Borrower assigns to Lender all judgments, decrees, and awards for injury or damage, direct or consequential, to the Property, and all awards pursuant to any proceeding for condemnation or other taking, whether direct or indirect, of the Property or any part of the Property. Lender may apply any condemnation proceeds to the Indebtedness in such manner as Lender may elect in its sole and absolute discretion. Borrower shall promptly notify Lender of any action or proceeding (or threatened action or proceeding) relating to any condemnation or other taking, whether direct or indirect, of all or any part of the Property. Borrower shall, unless otherwise directed by Lender in writing, file or defend its claim under any such action and prosecute same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Lender for disposition pursuant to the terms of this Instrument. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in, and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment, or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances, in lieu of condemnation, are hereby assigned to and shall be paid to Lender. Lender shall be entitled to participate in, control, and be represented by attorneys of Lender's own choice in any such action. Borrower shall deliver to Lender such Instruments as may be requested by it from time to time to permit such participation.

       (b) Borrower authorizes Lender to apply such awards, payments, proceeds, or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property, or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in Section 2.04 and the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the installments referred to in Section 2.03 and 6.07 or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages, or claims arising in connection with such condemnation or taking as Lender may require.
       (c) In the event Lender, as the result of any such judgment, decree, or award, believes that the payment or performance of any obligation secured by this Instrument is impaired, Lender may, upon Borrower's failure to provide adequate assurances to Lender as Lender determines in its sole and absolute discretion, and within thirty (30) days of Borrower's receipt of written notice describing such impairment, declare all of the Indebtedness immediately due and payable.

6.08 TAXES ON NOTE OR INSTRUMENT. If at any time, any law shall be enacted imposing or authorizing the imposition of any tax upon this Instrument, or upon any rights, titles, liens or security interest created by this Instrument or upon the Note, or any part of the Indebtedness, Borrower shall immediately pay all such taxes; provided that, if it is unlawful for Borrower to pay such taxes, Borrower shall prepay the Note in full without penalty within thirty (30) days after demand therefore by Lender.

6.09 STATEMENTS BY BORROWER. At the request of Lender, Borrower shall furnish promptly a written statement or affidavit, in such form as may be required by Lender, stating the unpaid balance of the Note, the date to which interest has been paid and that there are no offsets or defenses against full payment of the
Note in full without penalty within ten (10) days after demand therefore by Lender.

6.10 REPAIR, WASTE, ALTERATIONS, ETC. Borrower shall keep every part of the Property in good operating order, repair, and condition and shall not commit or permit any waste thereof. Borrower shall make promptly all repairs, renewals, and replacements necessary to such end. Borrower shall discharge all claims from labor performed and material furnished thereof, and shall not suffer any lien of mechanics or materialmen to attach to any part of the Property. Borrower shall have the right to contest in good faith the validity of any such mechanic's or materialman's lien, provided Borrower shall first furnish Lender a bond or other security satisfactory to Lender in such amount as Lender shall reasonably require, but not more than one hundred fifty percent (150%) of the amount of the claim, and provided further that Borrower shall thereafter diligently proceed to cause such lien to be removed and discharged. If Borrower shall fail to discharge any such lien, then, in addition to any other right or remedy of Lender, Lender may, but shall not be obligated to, discharge the lien, either by paying the amount claimed to be due, or by procuring the discharge of such lien by disposition in court a bond for the amount claimed, or otherwise giving security for such claim, or by taking such action as may be prescribed by law. Borrower shall guard every part of the Property from removal, destruction, and damage, and shall not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Borrower or any tenant or other person shall not materially alter the Property without the prior written consent of Lender, which consent may be withheld for any reason whatsoever as Lender determines in its sole and absolute discretion.

6.11 NO DRILLING EXPLORATION. Without the prior written consent of Lender, which consent may be withheld for any reason whatsoever or no reason, as Lender may determine in its sole and absolute discretion, there shall be no drilling or exploring for or extraction, removal, or production of minerals from the surface or subsurface of the Land. The term "minerals" as used in this Instrument shall include, without limitation, oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium uranium and all other natural elements, compounds and substances, including sand and gravel.

6.12 COMPLIANCE WITH LAWS. Borrower and Borrower's use of the Property shall comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, orders and decrees of any governmental authority or court applicable to Borrower or the Property and its use, and Borrower shall pay all fees or charges of any kind in connection therewith. Borrower shall not initiate, participate in, or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent, which consent may be withheld for any reason whatsoever, as Lender may determine in its sole and absolute discretion.

6.13 INCOME, EXPENSE AND FINANCIAL STATEMENTS. Borrower shall keep and maintain at all times at Borrower's address stated in this Instrument or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases, and other instruments which affect the Property. Such books, records, contracts, leases, and other instruments shall be subject to examination and inspection at any reasonable time by Lender, and upon reasonable notice to Borrower. Borrower, as well as any Guarantor of this Note, within thirty (30) days of written request from Lender, agree to supply financial information, or other documentation relating to Borrower's financial condition and business operations, including but not limited to financial statements, tax returns, insurance policies and reports, lists of assets and liabilities, and inventory schedules. Failure to timely provide any such information or documentation will be treated as a default under the Note resulting in Borrower being obligated to pay a late fee of $30.00 a day for each day that the information or documentation is late. All financial statements shall be certified as true and correct by the party submitting such. Borrower shall furnish, together with the foregoing financial statements and at any other time upon Lender's request, a rent schedule for the Property, certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the Lease expiration date, the Rent payable and the Rent paid.

6.14 HOLD HARMLESS. Borrower shall defend, at Borrower's own cost and expense, and hold Lender harmless from, any proceeding or claim in any way relating to the Property or the Loan Documents. All costs and expenses incurred by Lender in protecting its interest under the Instrument, including all court costs and reasonable attorneys' fees and expenses, shall be borne by Borrower. The provisions of this Section shall survive the payment in full of the Indebtedness and the release of this Instrument as to events occurring and causes of action arising before such payment and release.

6.15 TRADE NAMES. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property and representing and warranting that Borrower does business under no other trade name with respect to the Property. Borrower shall immediately notify Lender in writing of any change in any trade name, and shall, upon request of Lender, execute any additional financing statements and other certificates required to reflect the change in trade names and shall execute and file any assumed name certificate required by applicable laws.

6.16 FURTHER ASSURANCE. Borrower, upon request of Lender, shall execute, acknowledge, deliver, and record such further instruments and do such further acts as may be necessary, desirable, or proper to carry out the purposes of this Instrument or the other Loan Documents and to subject to the liens and security interests created by this Instrument or the other Loan Document any property intended to be covered by this Instrument and the other Loan Documents pursuant to their terms, including without limitation any renewals, substitutions, replacements, improvements, or appurtenances to the Property.

6.17 RECORDING AND FILING. Borrower shall cause this Instrument and the other recordable Legal Documents and all amendments, supplements, extensions, and substitutions thereof to be recorded, filed, re-recorded, and refiled in such manner and in such places as Lender shall reasonably request. Borrower shall pay all such recording, filing, re-recording, and refiling fees, title insurance premiums, and other charges.

6.18 PAYMENT AND DEBTS. Borrower shall promptly pay when due all obligations regarding the ownership and operations of the Property.

6.19 INSPECTION. Lender may make or cause to be made entries upon and inspections of the Property, upon reasonable notice to Borrower, and at reasonable times.

6.20   PROTECTION OF LENDER'S SECURITY.
       (a) If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding commenced which affects the property or title thereof or the interest of Lender therein, including without limitation eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, the Lender, at Lender's sole option, may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including without limitation, (i) disbursement of reasonable attorney's fees, (ii) entry upon the Property to make repair, and (iii) procurement of satisfactory insurance as provided in Section 6.05.
       (b) Any amount disbursed by Lender pursuant to this Section 6.20 shall become an additional indebtedness of Borrower secured by this Instrument, with interest accruing thereon. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Borrower of Interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest non-usurious rate which may be collected from Borrower under applicable law. Borrower covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this Section 6.20 shall require Lender to incur any expense or take any action under this Instrument.

6.21 SUBORDINATE DEED OF TRUST. Borrower shall not, without the prior written consent of Lender, which consent may be withheld for any reason whatsoever or no reason, as Lender may determine in its sole and absolute discretion, grant any lien, security interest, or other encumbrance (a "Subordinate Instrument") covering any of the Property. If Lender consents to a Subordinate Instrument or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable, any such Subordinate Instrument shall contain express covenants to the effect that: (a) the Subordinate Instrument is unconditionally subordinate to this Instrument; (b) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Instrument, no tenant of any of the leases shall be named as party defendants and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Lender, which consent may be withheld for any reason whatsoever as Lender may determine in its sole and absolute discretion; (c) rents, if collected by or for the holder of the Subordinate Instrument, shall be applied first to the payment of the
Indebtedness then due and expenses incurred in the ownership, operation, and maintenance of the Property in such order as Lender may determine, prior to being applied to any indebtedness secured by the Subordinate Instrument; and (d) written notice of default under the Subordinate Instrument and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Instrument shall be given to Lender with or immediately after the occurrence of any such default or commencement.

6.22 LIENS. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written consent, which consent may be withheld for any reason whatsoever or no reason, as Lender may determine in its sole and absolute discretion, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property.

6.23 BUSINESS USE. Borrower warrants and represents to Lender that the proceeds of the Note will be used solely for business or commercial purposes, and in no way will the proceeds be used or personal, family or household purposes.

6.24 NON-HOMESTEAD. Borrower warrants and represents to Lender that the Property is not the business or residential homestead of Borrower or any other person. Borrower has no present intent to occupy the Property in the future, or to use or claim in the future the Property either as business or residential homestead.

                         ARTICLE VII - EVENTS OF DEFAULT

       The occurrence of any one of the following after notice and cure as provided in the Note shall be an Event of Default under this Instrument or any of the Loan Documents ("Event of Default"):

7.01   FAILURE TO PAY  INDEBTEDNESS.  Any of the  Indebtedness  is not paid when
due,  whether  by  acceleration  or  otherwise,   following  the  expiration  of
applicable periods of notice and cure (if any).

7.02 NONPERFORMANCE OF COVENANTS. Any covenant in this Instrument or any of the other Loan Documents is not fully and timely performed, or the occurrence of any default or event of default under this Instrument or any other Loan Document.

7.03 FALSE REPRESENTATION. Any statement, representation or warranty in this Instrument or any of the other Loan Documents, any financial statement, or any other writing delivered to Lender in connection with the Indebtedness which Borrower knew or should have known to be false, misleading, or erroneous in any material respect.

7.04 BANKRUPTCY OR INSOLVENCY. Borrower: (a) does not pay its debts as they become due or admits in writing its inability to pay its debts or makes a general assignment for the benefit of creditors; or (b) commences any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of its debts under any law relating to bankruptcy, insolvency, reorganization, or relief or debtors; or (c) in any involuntary case, proceeding, or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, (i) fails to obtain a dismissal of such cause, proceeding or other action within sixty (60) days of its commencement, or
(ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter, or (iii) is the subject of an order for relief; or (d) conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay, or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyances, or similar law, or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceeding which is not vacated within sixty (60) days from the date thereof; or (e) has a trustee, receiver, custodian, or other similar official appointed for or take possession of all or any part of the Property or any of its property or has any court take jurisdiction of any other of its property which remains undismissed or a period of sixty (60) days (except where a shorter period is specified in the immediately following paragraph (f)); or (f) fails to have discharged within a period of ten (10) days any attachment, sequestration, or similar writ levied upon any property of such person; or (g) fails to pay immediately any final money judgment against such person.

7.05 TRANSFER OF THE PROPERTY. Title to all or any part of the Property (other than obsolete or worn Personal Property replaced by adequate substitutes of equal or greater value than the replaced items when new) becomes vested in any party other than Borrower, whether by operation of law or otherwise. Lender may, in its sole discretion, waive this Event of Default but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following which Lender may require: (a) the grantee's integrity, reputation, character, creditworthiness, and management ability being satisfactory to Lender in its sole and absolute judgment; and (b) the grantee's executing, prior to such sale or transfer, a written assumption agreement containing such terms as Lender may require, such as principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, and any other modification of the Note, this Instrument or any of the other Loan Documents which Lender may require.

7.06 TRANSFER OF OWNERSHIP OF BORROWER. The sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, of any interest in Borrower, except sales or transfers in interests in Borrower, provided that such sales or transfers, together with any prior sales or transfers of interests in Borrower, do not result in more than 25% of the total beneficial interests in Borrower having been sold or transferred since the date of this Instrument.

7.07 GRANT OF EASEMENT, ETC. Without the prior written consent of Lender, which consent may be withheld for any reason whatsoever as Lender may determine in its sole and absolute discretion, Borrower grants any easement or dedication, file any plat, condominium declaration, or restriction, or otherwise encumber the Property, unless such action is expressly permitted by this Instrument or any of the other Loan Documents.

7.08 FORECLOSURE OF OTHER LIENS. The holder of any lien, security interest or assignment on the Property institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

7.09 LIQUIDATION, DEATH, ETC. The liquidation, termination, dissolution, failure to maintain good standing in the State of Texas, death, or legal incapacity of Borrower or any Guarantor.

7.10 The levy of any attachment, execution or other process against maker or any of the collateral.

                      ARTICLE VIII - DEFAULT AND REMEDIES

8.01   ACCELERATION AND WAIVER OF NOTICE.
       (a) Subject to the notice and cure provisions, if any, expressly provided in any Loan Document, upon the occurrence of an Event of Default, Lender, at Lender's option, may declare all of the sums secured by this Instrument to be immediately due and payable without further demand and may invoke the power of sale and any other remedies permitted by applicable law, or provided herein. Borrower acknowledges that the power of sale granted to Lender may be exercised by Lender without prior judicial hearing. Borrower and Guarantor, surety, and endorser of all or any part of the indebtedness expressly waive all presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, notices of intention to demand payment, demands for payment, protests, and notices of protest. Borrower and Guarantor, surety and endorser acknowledge and understand that by these waivers, they waive any right they may have to receive notices of default under this Instrument, the Note or any other indebtedness set forth or described herein or in any other Loan Document, as well as any opportunity to cure any such default. The right to accelerate maturity of the Note or any other indebtedness set forth or described herein or in any other Loan Document does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the holder hereof does not intend to charge or receive any unearned or unaccrued interest in the event of acceleration.
       (b) If any provision of this Deed of Trust or any other Loan Document provides for Lender to give Borrower any notice regarding a default or imminent default, then if Lender shall fail to give such notice to Borrower as provided, the sole and exclusive remedy of Borrower for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the secured indebtedness postponed or revoked, and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Borrower shall have no right to damages or any other type of relief not herein specifically set out against Lender, all of which damages or other relief are hereby waived by Borrower. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

8.02 NOTICE OF SALE. Notice of sale of all or part of the Property by the Trustee shall be given by posting written notice thereof at the courthouse door (or other area in the courthouse as may be designated for such public notices) of the county in which the sale is to be made, and by filing a copy of the notice in the office of the county clerk of the county in which the sale is to be made, at least twenty-one (21) days preceding the date of the sale, and if the Property to be sold is in more than one county a notice shall be posted at the courthouse door (or other area in the courthouse as my be designated for such public notices) and filed with the county clerk of each county in which the

Property to be sold is situated. In addition,  Lender shall, at least twenty-one
(21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on Borrower and each debtor obligated to pay the Indebtedness secured hereby according to the records of Lender. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at the most recent address as shown by the records of Lender, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Any notice that is required or permitted to be given to Borrower may be addressed to Borrower at Borrower's address as stated in this Instrument. Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of Lender, be addressed to such other debtor at the address of Borrower as is shown by the records of Lender. Notwithstanding the foregoing provisions of this Section, notice of such sale given in accordance with the requirements of the applicable laws of the State of Texas in effect at the time of such sale shall constitute sufficient notice of such sale.

8.03 TRUSTEE'S SALE. Lender may require the Trustee to sell all, or part, of the Property at public auction to the highest bidder, for cash, at the county courthouse of the county in Texas in which the Property or any part thereof is situated, or if the Property is located in more than one county, such sale or sales may be made at the courthouse in any county in which the Property is situated. All sales shall take place at such area of the courthouse as shall be properly designated from time to time by the commissioners court (or, if not so designated by the commissioners court, at such other area in the courthouse as my be provided in the notice of sale hereinafter described) of the specified county, between the hours of 10:00 o'clock a.m. and 4:00 o'clock p.m. (the commencement of such sale to occur within three hours following the time designated in the above described notice of sale as the earliest time at which such sale shall occur, if required by applicable law) on the first Tuesday of any month, after giving notice of the time, place and terms of said sale (including the earliest time at which such sale shall occur) and of the Property to be sold in the manner hereinafter described. Trustee may sell all or any portion of the Property, together or in lots or parcels. In no event shall Trustee be required to exhibit, present or display at any such sale any of the Personal Property described herein to be sold at such sale. Lender may bid and become the purchaser of all or any part of the Property at any trustee's or foreclosure sale hereunder, and the amount of Lender's successful bid may be credited on the Indebtedness.

8.04 PARTIAL SALES. The sale by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted and Trustee is specifically empowered to name successive sales under such power until the whole of the Property shall be sold, and if the proceeds of such sale of less that the whole of the Property shall be less than the aggregate of the Indebtedness and the expenses thereof, this Instrument and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Property as though no sale had been made; provided, however, that Borrower shall not have any right to require the sale of less than the whole of the Property, but Lender shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. If there is default on the payment of any installment on the Note or any portion of the Indebtedness, and Lender elects not to accelerate the unpaid balance of the Note or Indebtedness, Lender shall have the option to proceed with foreclosure in satisfaction of such unpaid installment or other amount either through judicial proceedings or by directing Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due, it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part this Instrument shall remain in full force and effect as though no sale had been made under the provisions of this Section. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness.

8.05 FORECLOSURE OF ALL PROPERTY. The Land, Improvements, and Personal Property may be sold in one or more public sales pursuant to Texas Property Code ss.51.002 and Texas UCC ss.9.504(d). Borrower shall assemble the Personal Property and make it available to Lender upon Lender's written request. Borrower and all persons obligated to pay the Indebtedness agree that notice of sale of the Property provided pursuant to Section 8.02 above and pursuant to Texas Property Code ss.51.002 is and shall constitute commercially reasonable notice of the sale of the Property or any part of the Property. Lender shall also be entitled to foreclose its security interests against the Personal Property in accordance with any other rights and remedies Lender may have as a secured party under, the Texas UCC.

8.06 TRUSTEE'S DEED. Trustee shall deliver to the purchaser a Trustee's deed and such other assignments and documents of transfer and sale as Trustee may deem necessary conveying the Property so sold in fee simple with covenants of general warranty. Borrower covenants and agrees to defend generally the purchaser's title to the Property against all claims and demands. At any such sale: (a) Borrower hereby agrees, in its behalf of Borrower's heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the Identity of Lender, the occurrence or existence of any default, the acceleration of the maturity of any of the Indebtedness, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a Substitute Trustee, and without being limited by the foregoing with respect to any other act or thing having been duly done by Lender or by Trustee hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Borrower hereby ratifies and confirms every act that Trustee or any Substitute Trustee hereunder may lawfully do in the premises by virtue hereof, and (b) the purchaser may disaffirm any easement granted, subdivision plat filed, or rental, lease or other contract made in violation of any provision of this Instrument, and may take immediate possession of the Property free from, and despite the terms of, such grant of easement, subdivision plat, or rental, lease or other contract.

8.07 PROCEEDS OF SALE. Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including but not limited to, reasonable Trustee's fees and attorney's fees and costs of title evidence; (b) to all sums secured by this Instrument in such order as Lender, in Lender's sole and absolute discretion may determine, and (c) to the successors, if any, to the person or persons legally entitled thereto.

8.08 POSSESSION AFTER SALE. If the Property is sold pursuant to Section 8.03, Borrower or any person holding possession of the Property through Borrower shall immediately surrender possession of the Property to the purchaser at such sale upon the purchaser's written demand. If possession is not surrendered upon the purchaser's written demand, Borrower or such person shall be a tenant at sufferance and may removed by writ of possession or by an action for forcible entry and detainer.

8.09 COSTS AND EXPENSES. Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing such remedies, including but not limited to, attorney's fees and costs of documentary evidence, abstracts, and title reports.

8.10 SUBSTITUTE TRUSTEE. Lender, at Lender's option, with or without cause, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Instrument is recorded. Without conveyance of the Property, the successor trustee shall succeed to all title, power, and duties conferred upon the Trustee by this Instrument and by applicable law.

8.11 REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

8.12 FORBEARANCE BY LENDER NOT A WAIVER.Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not have a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of Insurance, of the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Indebtedness, nor shall Lender's receipts of any awards, proceeds or damages under Section 6.05 or 6.08 operate to cure or to waive Borrower's default in payment of sums secured by this Instrument.

8.13 WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of the remedies provided in this Article VIII. Borrower, any party who consents to this Instrument, and any party who now or hereafter acquires a security Interest in the Property and who has actual or constructive notice of this Instrument and Lender's rights and interests under this Instrument, hereby waive any and all right to require the marshalling of assets in connection with exercise of any of the remedies permitted by applicable law or provided by this Instrument.

8.14 NO LIABILITY OF TRUSTEE. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee's negligence), except for Trustee's willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law) and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses that may be incurred by him in the performance of his duties. The foregoing indemnity shall not terminate upon discharge of the secured indebtedness or foreclosure or release or other termination of this Deed of Trust.

                        ARTICLE IX - HAZARDOUS MATERIALS

9.01 HAZARDOUS MATERIALS. For the purposes of this Instrument, Borrower, Lender and Trustee agree that, unless the context otherwise specifies or requires, the following terms shall have the following meanings: (a) "Hazardous Materials" shall mean (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response,
Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) ("CERCLA") as amended from time to time, and regulations promulgated thereunder;
(iii) asbestos; (iv) polychlorinated biphenyls; (v) underground storage tanks, whether empty, filled or partially filled with any substance; (vi) any substance the presence of which on the Property is prohibited by any applicable governmental requirements and regulations ("Governmental Requirements"); and
(vii) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state, or local governmental entity in its collection, storage, treatment, or disposal; (b) "Hazardous Materials Contamination" shall mean the contamination (whether presently existing or hereafter occurring) of any improvements, facilities, soil, groundwater, air, or other elements on any other property as a result of Hazardous Materials at any time (whether before after the date of this Instrument) emanating from the Property.

9.02 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as of the date of execution hereof and continuing until this Instrument is released as follows: (a) no Hazardous Materials are now located on the Property and neither Borrower nor any other person has ever caused or permitted any Hazardous
Materials to be placed, held, located, or disposed of on, under or at the Property or any part thereof; (b) no part of the Property is being used or, has been used at any previous time for the disposal, storage, treatment, processing, or other handling of Hazardous Materials, nor is any part of the Property affected by any Hazardous Materials Contamination; (c) no property adjoining the Property is being used, or has ever been used at any previous time, for the disposal, storage, treatment, processing or other handling of Hazardous Materials, nor is any other property adjoining the Property affected by Hazardous Materials Contamination; and (d) no investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials Contamination is proposed, threatened, anticipated or in existence with respect to the Property. The Property is not currently on, after diligent investigation and inquiry, and has never been on any federal or state "Superfund" list.

9.03 BORROWER'S COVENANTS. Borrower agrees to: (a) give written notice to Lender immediately upon Borrower's acquiring knowledge of the presence of any Hazardous Materials on the Property or of any Hazardous Materials Contamination with a full description thereof, other than as disclosed in the Environmental Reports; (b) promptly comply with any Governmental Requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Lender with satisfactory evidence of such compliance; and provide Lender, within ten (10) days after demand by Lender, with a bond, letter of credit or similar financial assurance evidencing to Lender's satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessments which may be established on the Property as result thereof.

9.04 SITE ASSESSMENTS. Upon reasonable information indicating that the Property is affected by Hazardous Substances, and upon reasonable notice during regular business hours, Lender, by or through its officers, employees and agents, may contract for the services of a person (the "Site Reviewers") to perform environmental site assessments ("Site Assessments") on the Property for the purpose of determining whether there exists on the Property any environmental condition which could reasonably be expected to result in any liability, cost, or expense to the owner, occupier or operator of such Property arising under any state, federal or local law, rule or regulation relating to Hazardous Materials. The Site Assessment may be performed at any time, upon reasonable notice, and under reasonable conditions established by Borrower which do not impede the performance of the Site Assessments. The Site Reviewers are authorized to enter upon the Property for such purposes. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials on the Property and such other tests on the Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Borrower will supply to the Site Reviewers such historical and operational information regarding the Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. On request, Lender shall make the results of such Site Assessments fully available to Borrower, which may, at Borrower's election, participate under reasonable procedures in the direction of such Site Assessments and the description of tasks of the Site reviews. The cost of performing such Site Assessments shall be reasonable and shall be paid by Borrower upon demand of Lender and any such obligations shall be part of the Indebtedness secured by this Instrument.

9.05 INDEMNIFICATION. Borrower shall defend, indemnify, and hold harmless Lender and Trustee from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs, or expenses (including without limitation attorney's fees and expenses, and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the release of this Instrument) be paid, incurred or suffered by or asserted against Lender or Trustee by any person or entity or governmental agency for with respect to, or as a direct or indirect result of, the presence or under, or the escape, seepage, leakage, spillage, discharge, emission or release from the Property of any Hazardous Materials or any Hazardous Materials Contamination or arise out of or result from the environmental condition of the Property or the applicability of any Governmental Requirements relating to Hazardous Materials (including without limitation of CERCLA or any federal, state, or local so-called "Superfund" or "Superlien" laws, statute, law, ordinance, code, rule, regulation, order or decree), regardless of whether or not caused by or within the control of Borrower, Lender or Trustee. The representations, covenants, warranties, and indemnifications contained in this Article IX shall survive the release of this Instrument.

9.06 RIGHTS OF LENDER. Lender shall have the right, but not the obligation, without in any way limiting Lender's other rights and remedies under this Instrument, to enter onto the Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve, or minimize the impact of, or otherwise deal with, any Hazardous Materials or Hazardous Materials Contamination on the Property that could result in an order, suit, imposition of a lien on the Property, or other action and/or which, in Lender's sole opinion, could jeopardize Lender's security under this Instrument. All reasonable costs and expenses paid or incurred by Lender in the exercise of any such rights shall be Indebtedness secured by this Instrument and shall be payable by Borrower upon demand.

                      ARTICLE X - MISCELLANEOUS PROVISIONS

10.01 RELEASE. Upon payment of all sums under the Note, the performance of all obligations secured by this Instrument, and performance of all covenants under the Loan Documents, Lender will release this Instrument. Grantor shall pay Lender's costs incurred in releasing this Instrument.

10.02 PARTIAL RELEASE. Lender will release the lien created hereby as it relates to the Property described herein upon Borrower's compliance with the following: (i) delivery to Lender of written notice from Borrower of Borrower's desire to release the Property; (ii) payment of $7,060,000.00 to Lender; (iii) payment of Lender's reasonable legal fees and costs incurred in releasing the lien created hereby.

10.03 BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or any junior lienholder or Guarantor, without liability on Lender's part and notwithstanding the existence of any Event of Default, extend the time for payment of the Indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of the Indebtedness, accept a renewal note or notes therefore, modify the terms and time of payment of the Indebtedness, release from the liens of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the installments payable thereunder. Any actions taken by Lender pursuant to the terms of this Section 10.03 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership, or other entity for payment of the Indebtedness or any part thereof, and shall not affect the lien or priority of liens of this Instrument on the Property. Borrower shall pay Lender a reasonable charge, together with such title insurance premiums and reasonable attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

10.04 NOTICE. Except for any notice required under applicable law to be given in another manner, any notice to Borrower provided for in this Instrument or in the Note shall be given by mailing such notice by United States mail, postage prepaid, certified mail, return receipt requested, or by Federal Express, addressed to Borrower's address stated in this Instrument or at such other address as Borrower may designate by notice addressed to Lender at Lender's address stated in this Instrument or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Instrument or in the Note shall be deemed to have been given to Borrower or Lender when given in the manner designated herein, but actual notice, however given or received, shall always be effective.

10.05 SUCCESSORS AND ASSIGNS BOUND. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of
Section 7.05 and 7.06.

10.06 JOINT AND SEVERAL LIABILITY. All covenants and agreements of Borrower shall be joint and several.

10.07 AGENTS. In exercising any right hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender.

10.08 GOVERNING LAW. THIS DEED OF TRUST, WHICH, TOGETHER WITH THE LOAN DOCUMENTS, SETS FORTH THE ENTIRE UNDERSTANDING OF BORROWER AND BENEFICIARY WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEVADA, EXCEPT THAT TO THE EXTENT OF THE TRANSFER OR CREATION OF AN INTEREST IN THE PROPERTY, THE METHOD FOR FORECLOSURE, THE NATURE OF THE INTEREST IN THE PROPERTY RESULTING FROM FORECLOSURE, THE MANNER AND EFFECT OF RECORDING OR FAILING TO RECORD THIS DEED OF TRUST, AND ANY ACTION OR PROCEEDING AGAINST THE PROPERTY, INCLUDING, BUT NOT LIMITED TO,

FORECLOSURE PROCEEDINGS AND ATTACHMENT OF RENTALS, THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN AND CONTROL THE CONSTRUCTION AND ENFORCEMENT OF THE LOAN DOCUMENTS. IT IS THE EXPRESS INTENTION OF BORROWER AND BENEFICIARY THAT, TO THE EXTENT THE TERMS OF THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS ENTITLE BENEFICIARY OR ANY OTHER HOLDER OF ANY PORTION OF THE INDEBTEDNESS EVIDENCED BY THE NOTE TO PROCEED DIRECTLY AGAINST THE PROPERTY IN THE STATE OF TEXAS, BENEFICIARY SHALL BE ENTITLED TO PROCEED AGAINST THE SAME IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO WHETHER OR NOT BENEFICIARY OR SUCH OTHER HOLDER THERETOFORE SHALL HAVE COMPLIED WITH ANY PROCEDURAL OR SUBSTANTIVE PREREQUISITES OR REQUIREMENTS FOR FORECLOSURE AS SET FORTH UNDER THE LAWS OF ANY OTHER STATE, INCLUDING, WITHOUT LIMITATION, ANY LAWS RELATING TO DEFICIENCY JUDGMENTS, RIGHTS OF REDEMPTION, OR ANY SO-CALLED "ONE-ACTION RULES" OR "SECURITY FIRST" PRINCIPLES.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEVADA OR, IF THE REQUISITES OF JURISDICTION OBTAIN, OF THE UNITED STATES OF AMERICA SITTING IN CLARK COUNTY, STATE OF NEVADA (EXCEPT FOR FORECLOSURE PROCEEDINGS AND OTHER PROCEEDINGS AGAINST THE PROPERTY WHICH PROCEEDINGS SHALL BE GOVERNED BY TEXAS LAW; PROVIDED THAT UNDER ALL CIRCUMSTANCES ANY ISSUE OR ISSUES RELATING TO THE AMOUNT OR RATE OF INTEREST THAT MAY BE LAWFULLY CONTRACTED FOR, CHARGED, TAKEN, RESERVED OR RECEIVED HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA). UPON EXECUTION AND DELIVERY HEREOF, BORROWER ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN, HOWEVER, SHALL AFFECT THE RIGHT OF BENEFICIARY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

10.09 SEVERABILITY. In the event that any provisions of this Instrument or the Note conflict with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable.

10.10  [RESERVED].

10.11 PARTIAL INVALIDITY. In the event any portion of the sums intended to be secured by this Instrument cannot be lawfully secured hereby, payments in reduction of such sums shall be applied first to those portions not secured hereby.

10.12 CAPTIONS. The captions and headings of the Articles and Sections of this Instrument are for convenience only and are not to be used to interpret or define the terms and provisions of this Instrument.

10.13 NO PARTNERSHIP, ETC. The relationship between Lender and Borrower is solely that of Lender and Borrower. Lender has no fiduciary or other special relationship with Borrower. Nothing contained in the Loan Documents is intended to create any partnership, joint venture or association between Borrower and Lender or in any way make Lender a co-principal with Borrower with reference to the Property. Any inferences to the contrary of the foregoing are hereby expressly negated.

10.14 ENTIRE AGREEMENT. The Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understanding and agreements between Borrower and Lender with respect to the matters addressed in the Loan Documents. Borrower hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not and were not and no persons are or were authorized by Holder to make any representations, understanding, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

10.15 TIME OF ESSENCE. Time shall be of the essence in this Deed of Trust with respect to all of Borrower's obligations hereunder.

                       ARTICLE XI - ADDITIONAL PROVISIONS

11.01 FLOOD PLAIN. Borrower represents and warrants that none of the Land, or any part thereof, is situated within a floodplain, floodway, flood prone area, special flood hazard area or the like, as so designated by the applicable Flood Insurance Study or Flood Insurance Rate Map or other such similar study, map or plat issued or controlled by the Federal Emergency Management Agency, and/or any other federal agency appointed to regulate such matters under the Federal Flood Disaster Protection Act, as amended, or the Federal Flood Insurance Act, as amended. Borrower indemnifies and holds Lender harmless, from any claims and/or costs caused by the Land being located within a flood prone area.

11.02 OTHER LOAN DOCUMENTS. All agreements, security agreements and other loan documents which are mentioned in or executed in accordance with the Note, this Instrument are incorporated herein for all purposes as if fully set forth herein. Any default of any term or condition in any of the Loan Documents shall be and is a default under the terms of this Deed of Trust.

11.03 NO OBLIGATION TO REFINANCE. Borrower understands and agrees that the Indebtedness represented by the Note secured hereby is due and payable in full on the maturity date specified in the Note, and Borrower understands that Lender shall not be obligated or required to refinance the accrue and unpaid balance of the Note, and Lender shall be under no obligation to extend the maturity date past the specified date in the Note. No extension of said maturity date shall be of any force or effect unless set forth in a written modification or extension agreement signed by Lender and Borrower, and in no event shall the granting of one or more extension or modification of the Loan by Lender be construed as an
(i) agreement for, (ii) requirement for, or (iii) waiver of any right to refuse any future modification or extension of the indebtedness represented by said Note thereafter by Lender.

                                     NOTICE

              THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


                        [SIGNATURE FOLLOWS ON NEXT PAGE]

         Grantor:
         --------


Wedgwood Partners, Ltd., Limited Partnership, a
Nevada limited partnership

         By:      GBR, LLC, a
                  Nevada limited liability company, general partner

                  By:      Greenbriar Acquisition Corporation, a
                           Nevada corporation, manager




                           By:      /s/ Gene S. Bertcher
                                    --------------------

                           Name:    Gene S. Bertcher
                                    ----------------

                           Title:   Executive Vice President
                                    ------------------------

                                 ACKNOWLEDGMENT
                                 --------------


THE STATE OF TEXAS                ss.
                                  ss.
COUNTY OF DALLAS                  ss.

       "Before me, the undersigned notary public, on this 12th day of July, 2001, personally appeared Gene S. Bertcher, Executive Vice President of Greenbriar Acquisition Corporation, a Nevada corporation, manager of GBR, LLC, a Nevada limited liability company, the general partner of Wedgwood Partners, Ltd., Limited Partnership, a Nevada limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, and in the capacity stated therein."


                                            /s/ Polly Kendall
                                            ------------------------------------
                                            Notary Public - State of Texas

AFTER RECORDING, RETURN TO :
----------------------------
The Brown Law Firm, L.L.P.
Attention:   Charles S. Brown
8235 Douglas Avenue, Suite 1220
Dallas, Texas 75225